SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 23, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117485	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                             None

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2004-14 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-117485) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $769,619,100 aggregate principal amount of Class 1A1, Class 1AX, Class 2A1, Class 2AX, Class 3A1, Class 3A2, Class 3AX, Class 4A1, Class 5A1, Class 5A2, Class 5AX, Class 1B1, Class 1B2, Class 1B3, Class 1BX, Class 2B1, Class 2B2, Class 2B3 and Class R Certificates (the “Publicly Offered Certificates”) on November 26, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2004, as supplemented by the Prospectus Supplement dated November 22, 2004, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of November 1, 2004, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator, and U.S. Bank National Association, as Trustee, which incorporates by reference the Standard Terms to Trust Agreement, November 2004 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $779,061,004 as of November 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Master Servicing and Trust Agreement, dated as of November 1, 2004, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (November 2004 Edition)

4.6

Form of Publicly Offered Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:

      Name:

      Title:

Dated:  December      , 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.5.1

Master Servicing and Trust Agreement, dated as of November 1, 2004, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as Trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (November 2004 Edition)

4.6

Form of Publicly Offered Certificate